 Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement on Schedule 13D jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the Class A Common Stock, par value $0.0001 per share, of Archaea Energy Inc., a Delaware corporation, beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 27th day of September, 2021.

Date: September 27, 2021

Aria Renewable Energy Systems LLC

/s/ Noah Ehrenpreis
By:  Noah Ehrenpreis
Its:  Vice President

United States Power Fund III, L.P.
By: EIF US Power III, LLC, its general partner
By: Ares EIF Management, LLC, its managing member

/s/ Noah Ehrenpreis
By:  Noah Ehrenpreis
Its:  Vice President

EIF US Power III, LLC
By: Ares EIF Management, LLC, its managing member

/s/ Noah Ehrenpreis
By:  Noah Ehrenpreis
Its:  Vice President

EIF United States Power Fund IV, L.P.
By: EIF US Power IV, LLC, its general partner
By: Ares EIF Management, LLC, its managing member

/s/ Noah Ehrenpreis
By:  Noah Ehrenpreis
Its:  Vice President

EIF US Power IV, LLC
By: Ares EIF Management, LLC, its managing member

/s/ Noah Ehrenpreis
By:  Noah Ehrenpreis
Its:  Vice President

Ares EIF Management LLC

/s/ Noah Ehrenpreis
By:  Noah Ehrenpreis
Its:  Vice President

Ares Management LLC

/s/ Naseem Sagati Aghili
By:  Naseem Sagati Aghili
Its:  Authorized Signatory

Ares Management Holdings L.P.
By: Ares Holdco LLC, its general partner

/s/ Naseem Sagati Aghili
By:  Naseem Sagati Aghili
Its:  Authorized Signatory

Ares Holdco LLC

/s/ Naseem Sagati Aghili
By:  Naseem Sagati Aghili
Its:  Authorized Signatory

Ares Management Corporation

/s/ Naseem Sagati Aghili
By:  Naseem Sagati Aghili
Its:  Authorized Signatory

Ares Voting LLC
By: Ares Partners Holdco LLC, its sole member

/s/ Naseem Sagati Aghili
By:  Naseem Sagati Aghili
Its:  Authorized Signatory

Ares Management GP LLC

/s/ Naseem Sagati Aghili
By:  Naseem Sagati Aghili
Its:  Authorized Signatory

Ares Partners Holdco LLC

/s/ Naseem Sagati Aghili
By:  Naseem Sagati Aghili
Its:  Authorized Signatory

SCHEDULE A
BOARD OF MANAGERS OF
ARES PARTNERS HOLDCO LLC

Name	Present Principal Occupation and Employment
Michael J Arougheti	Co-Founder, Chief Executive Officer and President of Ares Management
Ryan Berry	Chief Marketing and Strategy Officer of Ares Management
R. Kipp deVeer	Head of Credit Group of Ares Management
David B. Kaplan	Co-Founder, Co-Chairman of the Private Equity Group of Ares Management
Antony P. Ressler	Co-Founder, Executive Chairman of Ares Management
Bennett Rosenthal	Co-Founder, Co-Chairman of the Private Equity Group of Ares Management

The address for all of the persons listed above is c/o Ares Management LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

DIRECTORS AND EXECUTIVE OFFICERS OF
ARES MANAGEMENT CORPORATION

Name	Director/Executive Officer	Present Principal Occupation and Employment
Michael J Arougheti	Director and Executive Officer	Co-Founder, Chief Executive Officer and President of Ares Management
David B. Kaplan	Director and Executive Officer	Co-Founder, Co-Chairman of the Private Equity Group of Ares Management
Antony P. Ressler	Director and Executive Officer	Co-Founder, Executive Chairman of Ares Management
Bennett Rosenthal	Director and Executive Officer	Co-Founder, Co-Chairman of the Private Equity Group of Ares Management
R. Kipp deVeer	Director and Executive Officer	Head of Credit Group of Ares Management
Paul G. Joubert	Director	Founding Partner of EdgeAdvisors and a Venture Partner in Converge Venture Partners
Michael Lynton	Director	Chairman of the Board of Snap Inc.
Dr. Judy Olian	Director	President of Quinnipiac University
Antoinette C. Bush	Director	Executive Vice President and Global Head of Government Affairs for News Corp
Ryan Berry	Executive Officer	Chief Marketing and Strategy Officer of Ares Management
Naseem Sagati Aghili	Executive Officer	General Counsel and Secretary of Ares Management
Jarrod Phillips	Executive Officer	Chief Financial Officer of Ares Management

The address for all of the persons listed above is c/o Ares Management LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.